UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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IVEDA SOLUTIONS, INC.

  (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IVEDA SOLUTIONS, INC.

Notice of Annual Meeting of Stockholders

to be held on June 26, 2014

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Iveda Solutions, Inc., a Nevada corporation (the “Company,” “Iveda Solutions,” “Iveda,” “we” or “us”), will be held at the offices of the Company located at 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210 on June 26, 2014, at 10:00 a.m. local time, for the following purposes:

1.	To elect seven (7) members of the Company’s board of directors each for a one (1) year term to serve until the next annual meeting or until their respective successors are duly elected or appointed, and qualified;

2.	To consider and vote upon a proposal to ratify the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014;

3.	To hold an advisory vote to approve the Company’s executive compensation; and
4.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3. The record date for the Annual Meeting is Monday, April 28, 2014. Only stockholders who owned Iveda Solutions common stock as of the close of business on April 28, 2014 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Your vote is important and all stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy in the accompanying envelope as promptly as possible so that your shares will be voted. The envelope requires no postage if mailed within the United States. You may also submit your proxy by telephone or the Internet by following the applicable instructions on the proxy. If you attend the Annual Meeting, you may revoke the proxy and vote personally on all matters brought before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of Stockholders to Be Held on June 26, 2014:

This proxy statement and our amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2013, including financial statements, are available to you at the SEC’s website located at www.sec.gov. The public can also obtain copies by visiting the SEC’s Public Reference Room at 100 F Street NE, Washington, DC 20549 or by calling the SEC at 1-800-SEC-0330.

By:	Order of the Board of Directors,
David Ly, Chief Executive Officer and Chairman

May 12, 2014

Mesa, Arizona

IVEDA SOLUTIONS, INC.

1201 S. Alma School Rd., Suite 8500

Mesa, Arizona 85210

(408) 307-8700

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 26, 2014

INTRODUCTION

General

This Proxy Statement is being furnished to the stockholders of Iveda Solutions, Inc., a Nevada corporation (the “Company,” “Iveda Solutions,” “Iveda,” “we” or “us”), in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors”) from holders of the Company’s common stock, $0.00001 par value (“Common Stock”), to be voted at the Company’s Annual Meeting of Stockholders to be held at the offices of the Company located at 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210 on June 26, 2014, at 10:00 a.m. local time (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked to (i) elect seven (7) members of the Board of Directors (Proposal 1); (ii) consider and vote upon a proposal to ratify the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the year ending December 31, 2014 (Proposal 2); and (iii) hold an advisory vote to approve the Company’s executive compensation (Proposal 3).

The complete mailing address of the executive offices of Iveda Solutions, Inc. is 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210.

The accompanying Notice of the Annual Meeting of Stockholders, this Proxy Statement, and the enclosed proxy card are first being mailed to stockholders on or about May 12, 2014.

Record Date

The Board of Directors has fixed the close of business on April 28, 2014 as the record date (the “Record Date”) for determining the holders of the Company’s Common Stock. Accordingly, only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting, with each share of Common Stock entitling its holder to one vote on all matters properly presented at the Annual Meeting.

Outstanding Shares

On the Record Date, there were 26,778,357 shares of Common Stock outstanding held by approximately 233 record owners.

Quorum

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting, or 13,389,179 shares of Common Stock, is necessary to constitute a quorum at the Annual Meeting.

Voting

Each stockholder will be entitled to one vote for each share of Common Stock held of record by the stockholder on the Record Date on all matters submitted for stockholder approval at the Annual Meeting on which the shares are entitled to vote. Stockholders are not entitled to cumulate votes on any proposal proposed for action at the Annual Meeting.

Abstentions and broker non-votes will not be counted as an affirmative or negative vote on any proposal.

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If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote these shares on any of the proposals, the broker may not exercise discretion to vote for or against those proposals. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote so we encourage you to vote your shares.

Proxies

The Board of Directors is soliciting the enclosed proxy for use at the Annual Meeting and any adjournments or postponements of that meeting. The proxy holders will not vote the proxy at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Annual Meeting, and not properly revoked by the stockholder in accordance with the instructions below, will be voted at the Annual Meeting or any adjournments or postponements thereof in accordance with the instructions in the proxy.

The shares represented by each signed proxy will be voted in accordance with the instructions given on the proxy. If a signed proxy is received but no instructions are indicated, the proxy will be voted as follows:

•	FOR the seven nominees to the Company’s Board of Directors named in this Proxy Statement;

•	FOR the ratification of the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014;

•	FOR the approval of the compensation of the Company’s named executives;

•	at the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

The person giving any proxy in response to this solicitation may revoke it at any time before the proxy is voted:

•	By filing with the Company’s corporate secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy; or

•	By signing and dating a subsequent proxy relating to the same shares and delivering it to the Company’s corporate secretary before the Annual Meeting; or

•	By attending the Annual Meeting and voting in person.

Attendance at the Annual Meeting without taking one of the foregoing measures will not constitute a revocation of a proxy.

Any written notice revoking a proxy should be sent to Iveda Solutions, Inc., 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210, Attention: Secretary, or hand delivered to the corporate secretary at the Annual Meeting, at or before the taking of the vote.

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Notice to Beneficial Owners of Shares

Any shares held in the name of fiduciaries, custodians, or brokerage houses for the benefit of their clients or otherwise held in “street name” may only be voted by the fiduciary, custodian, or brokerage house itself. The beneficial owner may not directly vote or appoint a proxy to vote the shares and should instruct the person or entity in whose name the shares are held how to vote. Brokerage houses should provide beneficial owners with instructions that the beneficial owners must follow to direct the voting of their shares.

Solicitation of Proxies

We will bear the cost of preparing, printing, and mailing this Proxy Statement and of the solicitation of proxies by the Board of Directors. Solicitation will be made by mail and, in addition, may be made by our directors, officers, and employees personally, or by telephone, facsimile or e-mail. None of those persons will be compensated for soliciting proxies. We will request brokers, custodians, nominees, and other like parties to forward copies of proxy materials to the beneficial owners of the shares and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

The Company’s Bylaws provide that the Company’s Board of Directors shall consist of not less than one and not more than 13 members, each of whom serves a one-year term until the next annual meeting or until their respective successor is duly elected or appointed, and qualified.

Unless otherwise specified in the Proxy Statement, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominees named below. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

Information Regarding Nominees

The following sets forth certain information about the director nominees based on information these individuals supplied to the Company, including their names, ages, principal occupations for at least the past five years, and their directorships with other companies. All nominees are for a one-year term expiring in 2015.

Shares represented at the Annual Meeting by executed but unmarked proxies will be voted “FOR” the named nominees.

Name	Age	Occupation and Employment History
David Ly	38	Mr. Ly founded Iveda and has served as a director and as Chief Executive Officer since inception. He has held positions with several major corporations, including Applications Engineer at Metricom, Inc. (from 1998 to 2001), Corporate Sales at Nextel Communications (from 2001 to 2002), Market Manager at Door To Door Storage (from 2001 to 2002), and B2B Sales Manager at T-Mobile USA (from 2002 to 2004). While at T-Mobile, his last position before founding Iveda Solutions, he was awarded the prestigious sales award of President’s Club Top Salesman. Mr. Ly received his B.S. in Civil Engineering, with a minor in International Business, from San Francisco State University. Mr. Ly’s day-to-day leadership as our Chief Executive Officer provides him with detailed knowledge of our business and operations. Among other professional experiences, qualifications, and skills, Mr. Ly brings in-depth knowledge and understanding of the video surveillance industry, as well as business and engineering expertise and management skills that have been critical to formulating the Company’s short and long-term strategies.

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Joseph Farnsworth	54	Mr. Farnsworth was appointed to Iveda’s Board in January 2010. Mr. Farnsworth has over 25 years of experience in the real estate industry. Since 1995, Mr. Farnsworth has served as President and a director of Farnsworth Realty & Management Co., an Arizona based privately held real estate company. He has also served on the Board of Farnsworth Development, a closely held real estate developer, since 1995, and on the Board of Farnsworth Companies since 2008. From 1987 to 1991, Mr. Farnsworth served as President of Farnsworth International, a real estate investment company based in Taipei, Taiwan, and from 1990 to 1995, Mr. Farnsworth served as President of Alfred’s International, a company with operations in China and Korea. He serves on the Board of Directors of Arizona Brain Food, an organization providing food to lower income school children, and is actively involved with the La Masita, a homeless shelter. He has previously served on the Board of Adjustment for the City of Mesa, Arizona, and also previously served on the City Planning and Zoning Board for the City of Mesa, Arizona. Mr. Farnsworth is a graduate of Brigham Young University with a B.S. in real estate finance and is a licensed Arizona real estate broker. Among other professional experiences, qualifications, and skills, Mr. Farnsworth has substantial knowledge of the usefulness of the Company’s services in the real estate industry and has extensive contacts in the industry. In addition, Mr. Farnsworth has extensive experience in managing companies, as well as a strong background in finance, all of which are vital to the overall success of the Company.

Gregory Omi	53	Mr. Omi has been a director since 2005. Mr. Omi has been working as a senior programmer for Zynga since November 2009, writing online games in Flash for Facebook. From January 2009 to November 2009, Mr. Omi worked at Monkey Gods, LLC, a video game provider, designing Facebook applications as a programmer. From October 2006 to January 2009, Mr. Omi worked at Flektor, Inc., focused on Flash 9 / Flex 2 / Action Script 3, C, XML and Ruby programming for a web application, including video and image processing. Flektor was acquired by FOX Interactive Media in 2007. From October 1996 to June 2006, Greg held the position of Senior Programmer with Naughty Dog, a computer game company, which was acquired by Sony. He has also held programming positions with 3DO (from 1992 to 1996), TekMagic (during 1992), Epyx (from 1986 to 1992), Atari (during 1991), Nexa (from 1982 to 1983 and 1985 to 1986) and HES (during 1983). Mr. Omi assists the Company in overseeing all software development activities and improvements to its technologies including development of a web-based executive dashboard to gather information and functionalities for cameras, video services, digital video recorders and access control. Mr. Omi attended DeVry Institute in Phoenix, Arizona from 1979 to 1980 where he studied industrial electronics engineering. Among other professional experiences, qualifications, and skills, Mr. Omi’s expertise and skills in computer programming, software development, and writing code are instrumental to the development of our products.

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James D. Staudohar	76

Mr. Staudohar was appointed to Iveda’s Board in January 2010. Since 2003, Mr. Staudohar has served as President of Lakeview Enterprises, LLC, providing business advisory and consulting services to companies throughout the Phoenix metropolitan area. Mr. Staudohar also serves on the Board of Directors of Xhibit Corp. and as Chair of the Audit Committee of such board. From 2007 to 2009, Mr. Staudohar served as the Chief Financial Officer and as a director of Veritest International Corporation, a startup company that raised approximately $2.8 million dollars for the development of a drug screening device. From 1994 to 2002, Mr. Staudohar served as Vice Chairman and Chief Financial Officer of RSI Enterprises, Inc., a multi-million dollar profitable asset recovery business located in Phoenix, Arizona. Prior to 1994, Mr. Staudohar held a number of financial positions, including serving as Vice President and Corporate Controller of Modern Merchandising, Inc. from 1981 until its acquisition by Best Products, Inc. in 1983, when Mr. Staudohar was promoted to Chief Financial Officer and Senior Vice President of Best Products, a $3 billion retail organization, positions he held until 1989. Mr. Staudohar also served from 1973 to 1981 as Vice President and Controller of B. Dalton Bookseller during a period when the retail chain grew from 66 to 650 stores.

In addition to his financial experience, Mr. Staudohar previously served on the Board of Directors of Smith & Wesson Holding Corporation, the publicly traded parent company of the gun manufacturer from 2002 to 2004. He also served as the Chair of Smith & Wesson’s Audit Committee and as a member of the Nominating Committee. Mr. Staudohar presently serves on the Board of Directors and on multiple committees of the Phoenix Sister Cities Commission, a not for profit company. Mr. Staudohar holds a B.A. from the University of Minnesota. Among other professional experiences, qualifications and skills, Mr. Staudohar’s knowledge and understanding of the capital markets and his in-depth experience in corporate finance and business management will provide valuable assistance to the Company in oversight of financial management, internal controls, and strategic planning. Mr. Staudohar also serves as Chairman of the Company’s Audit Committee.

Robert D. Gillen	59

Mr. Gillen was appointed to Iveda’s Board in November 2011. Mr. Gillen is the president of the Law Offices of Robert D. Gillen, Ltd., a law firm located in Scottsdale, Arizona which assists clients with domestic and international planning. Mr. Gillen is an international speaker and has extensive experience in advising businesses and professionals on tax and legal matters. Mr. Gillen graduated from the University of Illinois in 1976 with a Bachelor of Science in Business Administration and from IIT Chicago Kent College of Law in 1979 with a Juris Doctor Degree with Honors. Mr. Gillen has been active in the cellular industry since its inception and has assisted in the development of the cellular network. Mr. Gillen has served on various boards of directors and advisory committees for growing companies, as well as donating his time and expertise on not-for-profit boards. Mr. Gillen has also authored many articles on business, tax and legal matters.

Chen-Ho (Alex) Kuo	51

Mr. Kuo was appointed to Iveda’s Board in November 2011. In 2009, Alex Kuo was hired by Iveda as a consultant to facilitate the acquisition of MegaSys-Taiwan. Shortly after the completion of the acquisition, in May 2011, Iveda hired Mr. Kuo as Senior Vice President of Global Strategies-Asia, and he was promoted to Chief Strategy Officer in July 2011. Mr. Kuo has 20 years of executive experience at Acer Group. Prior to Acer, he was General Manager at Servex/Anextek from 2001 to 2007. He also held Vice President and Senior Vice President positions at China Security and Surveillance Technology (NYSE:CSR), FalconStor Software (NASDAQ: FALC), and Global Data Solutions Limited from 2007 to 2010. Mr. Kuo also serves as an instructor at the Cloud Computing Industry Association of Taiwan. Mr. Kuo received his Masters of Science and Technology Innovation Management from George Washington University and his undergraduate degree from National Taiwan University.

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Alejandro Franco	61

Mr. Franco was appointed to Iveda’s Board in November 2011. Mr. Franco has been serving Iveda as a consultant since 2011, with respect to business development and strategic partnership opportunities in Mexico. He has been advising and facilitating the Company’s negotiations with a telecommunications company in Mexico. Mr. Franco has 26 years of cross-industry experience and accomplishment with leading start-up and high-growth companies. He is known for delivering strong and sustainable revenue and profit gain in highly competitive markets throughout China, Taiwan, USA, Mexico, and Brazil. He has extensive experience in leading large-scale, complex, global operations in China, Taiwan, Latin America, and the U.S. Mr. Franco is the president and founder of Amextel in Mexico. He also founded and was president of TVM, Inc., in Mexico from 1985 to 1988 and Bela Corp. in the U.S. from 1988 to 2000. Mr. Franco has a degree in Economics from UNAM University, Mexico, a degree in Industrial Design from IBERO University, Mexico, and Masters in Theology from Oblate University, San Antonio, Texas.

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Meetings of the Board of Directors; Committees

The Board of Directors has appointed an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The following table summarizes our committee membership. Mr. Ly, as a member of management, does not sit on any committees.

Name	Audit	Compensation	Nominating & Corporate Governance
David Ly
James Staudohar	X(1)	X
Gregory Omi		X	X(1)
Joseph Farnsworth	X	X(1)	X
Robert Gillen	X
Alex Kuo		X	X
Alejandro Franco		X	X

(1)	Chairman

Audit Committee. The Audit Committee was established on February 18, 2010 and operates pursuant to the Audit Committee Charter which can be found at the Company’s website at www.ivedasolutions.com/investor-relations/corporate-governance/. The Audit Committee held 4 meetings during the last fiscal year. The Audit Committee Charter lists the purposes of the Audit Committee as overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, and providing assistance to the Board of Directors in monitoring: (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal and regulatory requirements; (3) the independent auditor’s qualifications and independence; and (4) the performance of the Company’s internal audit function, if any, and independent auditor. The members of the Audit Committee are Messrs. Staudohar (Chairman), Farnsworth and Gillen. The Board of Directors has determined that Mr. Staudohar is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission. The Board of Directors’ conclusion regarding the qualifications of Mr. Staudohar as an audit committee financial expert was based on his service as a chief financial officer of numerous companies in various industries, his experience as a certified public accountant and his degree in accounting.

Compensation Committee. The Compensation Committee was established on February 18, 2010 and operates pursuant to the Compensation Committee Charter which can be found at the Company’s website at www.ivedasolutions.com/investor-relations/corporate-governance/. The Compensation Committee did not hold any meetings during the last fiscal year. The Compensation Committee is responsible for: (1) setting base compensation for all executive-level employees; (2) approving bonus plans for executive-level employees; (3) authorizing issuance of Company stock options and/or warrants; (4) reviewing and making recommendations to the Board of Directors regarding bonus plans for non-executive level employees; and (5) making recommendations to the Board of Directors regarding the Company’s profit-sharing plans. The Compensation Committee is required to consist of at least 2 members. The members of the Compensation Committee are Messrs. Farnsworth (Chairman), Staudohar, Omi, Kuo and Franco. Any compensation decisions regarding members of the Compensation Committee are made by the full Board of Directors. The Compensation Committee did not utilize the services of an external compensation consultant during the fiscal year ending December 31, 2013. The Compensation Committee may delegate its responsibilities to a subcommittee of the Compensation Committee.

Nominating and Corporate Governance. The Nominating and Corporate Governance Committee was established on February 18, 2010 and operates pursuant to the Nominating and Corporate Governance Committee Charter which can be found at the Company’s website at www.ivedasolutions.com/investor-relations/corporate-governance/. The Committee did not hold any meetings during the last fiscal year. The members of the Nominating and Corporate Governance Committee are Messrs. Omi (Chairman), Farnsworth, Kuo and Franco. The Nominating and Corporate Governance Committee is responsible for: (1) selecting director nominees for the Board of Directors; (2) developing and reviewing the Company’s governance principles; (3) evaluating the performance of the Board of Directors and its committees; (4) providing recommendations to the Board of Directors concerning the structure and membership of the committees of the Board of Directors; and (5) reviewing, approving and ratifying transactions, if any, with related persons. The Nominating and Corporate Governance Committee does not have established minimum qualification requirements for potential directors, and instead evaluates each candidate on a case-by-case basis, including review of the candidate’s resume, interviews with the candidate, and interviews with the candidate’s references. The Nominating and Corporate Governance Committee has not paid any fees to a third party to identify or evaluate potential nominees.

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Meeting Attendance

The Board of Directors met two times during the last fiscal year. Each director attended over 75% of the meetings of the Board of Directors and each committee on which he served and which met during the last fiscal year. Directors are expected to attend the annual meetings of stockholders, if any. All of the Directors attended the 2013 Annual Meeting of Stockholders on July 17, 2013.

Independence of the Board of Directors

The Board of Directors has determined that Messrs. Farnsworth, Omi, Staudohar and Gillen each qualify as an independent director based upon those individuals’ freedom from relationships with the Company which would impair their ability to exercise independent judgment on behalf of the Company, insofar that none of such persons is party to any consulting, advisory or other arrangement with the Company (other than compensation for their service on the Board of Directors) and none of such persons is an “affiliated person” of the Company or any of its subsidiaries (as such term is defined for purposes of Section 10A(m)(3)(B)(ii) of the Securities Exchange Act). Messrs. Farnsworth, Omi, Staudohar and Gillen each meet applicable corporate governance standards for independence both as a director and as a member of the committee on which such director serves. The Company did not consider any relationship or transaction between itself and these independent directors not already disclosed in this Proxy Statement in making this determination.

There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current directors to the Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of the Company’s affairs.

There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors are acting on behalf of, or will act at the direction of, any other person. There are no family relationships among our executive officers and directors.

Director Nomination Procedures

The Nominating and Corporate Governance Committee considers recommendations from securities holders for candidates for the Board of Directors, as well as candidates recommended by current directors, company officers, employees and others.

Each of the nominees is an incumbent director. The Board of Directors believes that all of the nominees possess a desirable understanding of the Company and the industry in which it operates, and are independent and otherwise qualified to serve on the Board of Directors, and therefore recommends that all nominees be re-elected as members of the Board of Directors.

Communication with Directors

Any stockholder who wishes to communicate with members of the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board of Directors, c/o Secretary, Iveda Solutions, Inc., 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210. Communications should be sent by overnight or certified mail, return receipt requested. All communications will be submitted to the Board of Directors in a timely manner.

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Required Vote

Assuming the existence of a quorum, the seven nominees receiving the most votes will be elected directors. Nevada corporate law provides that directors are elected by a plurality of the votes cast by the stockholders who are entitled to vote and are present in person or represented by proxy at the meeting. In other words, the seven nominees receiving the most votes, even if less than a majority of the shares cast, will be elected to the Board of Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

Director Compensation for Fiscal Year Ended December 31, 2013

Directors have received stock compensation for their service on the Board of Directors, and are reimbursed for attendance of meetings for all non-employee directors. For the year ended December 31, 2013, all directors listed below received stock awards in the forms of options. Each of Joseph Farnsworth, James Staudohar, Gregory Omi, Alex Kuo, Robert Gillen and Alejandro Franco was granted an option to purchase 50,000 shares of common stock.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Options Awards ($)(7)		Non-Equity Incentive Plan Compensation	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Joseph Farnsworth	-	-	$19,335	(1)	-	-	-	$19,335
James Staudohar	-	-	$19,335	(2)	-	-	-	$19,335
Gregory Omi	-	-	$19,335	(3)	-	-	-	$19,335
Alex Kuo	-	-	$19,335	(4)	-	-	-	$19,335
Robert Gillen	-	-	$19,335	(5)	-	-	-	$19,335
Alejandro Franco	-	-	$19,335	(6)	-	-	-	$19,335

(1) As of December 31, 2013, Mr. Farnsworth had 280,000 options outstanding.

(2) As of December 31, 2013, Mr. Staudohar had 205,000 options outstanding.

(3) As of December 31, 2013, Mr. Omi had 280,000 options outstanding.

(4) As of December 31, 2013, Mr. Kuo had 250,000 options outstanding.

(5) As of December 31, 2013, Mr. Gillen had 150,000 options outstanding.

(6) As of December 31, 2013, Mr. Franco had 150,000 options outstanding.

(7) See Note 10 of the Notes to Consolidated Financial Statements in our amended Annual Report on Form 10-K/A, filed on April 30, 2014 and provided by the Company along with this proxy statement, for information regarding assumptions underlying the valuation of equity awards.

Mr. Ly received a salary of $188,965 and 50,000 options at an exercise price of $1.75 per share in fiscal year 2013 for his service as CEO and President of the Company.

Mr. Kuo received a salary of approximately $100,000 in 2013 for his services as Chief Strategy Officer of the Company.

The Board of Directors, acting by unanimous written consent, approved the annual grant of options to purchase 50,000 shares of common stock to each non-employee director (i.e., not including David Ly and Alex Kuo), effective December 31, 2013. Also effective December 31, 2013, the Board of Directors approved the grant of options to purchase 50,000 shares of common stock to each of David Ly and Alex Kuo, and an option to purchase 25,000 shares of common stock to Luz Berg, in each case as a bonus for achievements in 2013. All stock options were vested 100% upon the date of grant (December 31, 2013).

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Board Leadership Structure and Role in Risk Oversight

The Company’s Chief Executive Officer also serves as its Chairman of the Board of Directors. The Board of Directors believes maintaining flexibility regarding whether to combine or separate the positions of Chairman and Chief Executive Officer permits it to select the most qualified candidate for the position of Chairman, including a member of management if the Board of Directors believes he or she will provide the most effective leadership for the Board of Directors. The Board of Directors believes that this leadership structure is advantageous because it allows the Company to speak on a unified and consistent basis to its various constituents, both internal and external, and fosters accountability and effective decision-making.

The Board of Directors and each of its standing committees (Audit, Compensation, and Nominating and Corporate Governance) oversee the management of risks inherent in the operation of the Company’s business. The Board of Directors has delegated certain risk management responsibilities to the committees. The Board of Directors and the Audit Committee evaluate Company policies with respect to the Company’s liquidity risk, regulatory risk, operational risk and enterprise risk through reviews, as needed, with management and other advisors. The Board of Directors and the Governance and Nominating Committee monitor the Company’s governance and succession risk through reviews, as needed, with management and outside advisors. The Compensation Committee reviews the impact of the Company’s compensation program and the associated incentives to determine whether they present a significant risk to the Company. The Board of Directors has concluded, based on its reviews and analysis of the Company’s compensation policies and procedures, that such policies and procedures are not reasonably likely to have a material adverse effect on the Company.

Recommendation of the Board of Directors

The Board of Directors urges the stockholders to vote “FOR” each of Messrs. Ly, Farnsworth, Omi, Staudohar, Gillen, Kuo and Franco.

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MANAGEMENT

The following table sets forth certain information with respect to the Company’s officers and other key employees as of April 28, 2014. Executive officers of the Company are appointed by the Board of Directors, and hold office until they resign, they are terminated by the Board of Directors, or their successors are elected and qualified. There are no family relationships among our executive officers and directors.

Name	Age	Current Position	Tenure

David Ly	38	Chairman and Chief Executive	October 2003 to present(1)
		Officer

Luz Berg	52	Chief Operating Officer, Chief Marketing	November 2004 to present(2)
		Officer and Secretary

Alex Kuo	51	Chief Strategy Officer	May 2011 to present

Bob Brilon	53	President, Chief Financial Officer and Treasurer	December 2013 to present(3)

Richard Gibson	62	Senior Vice President of Global Sales and	October 2011 to present
		Support

(1)

Mr. Ly founded Iveda Solutions and has served as its Chief Executive Officer since inception in 2003, as President from inception through February 9, 2014, and as Chief Executive Officer and Chairman of the Company since the October 15, 2009 merger.

(2)	Ms. Berg started with Iveda Solutions as the Vice President of Marketing in November 2004, was promoted to Senior Vice President of Operations & Marketing in May 2007, and was further promoted to Chief Operating Officer, Chief Marketing Officer and Secretary of the Company effective October 15, 2009.
(3)	Mr. Brilon joined the Company in December 2013 as Chief Financial Officer and Treasurer and was appointed President effective February 10, 2014.

 Information concerning the principal occupation of Messrs. Ly and Kuo are set forth under “Election of Directors.” Information concerning the principal occupation during at least the last five years of the other executive officers of the Company who are not also directors of the Company is set forth below.

Luz A. Berg has served as the Company’s Chief Operating Officer, Chief Marketing Officer and Secretary since October 15, 2009.  Previously, Ms. Berg served as the Company’s VP of Marketing since 2004 and was promoted to Senior VP of Operations & Marketing in 2007.  Ms. Berg has extensive experience in developing and implementing results-driven marketing communications plans for lead sales generation, building brands, brand revitalization, and customer retention in a wide-range of industries and was hired based on her marketing experience.  Ms. Berg has over 20 years of business experience in a variety of industries, with proven track record in building a startup company from the ground up. She has been working alongside the CEO since inception, making sure that the Company remains focused on its goals and the founder’s vision realized. Ms. Berg manages the Company’s day-to-day operation, formulating policies and procedures and managing the IT and marketing departments. Ms. Berg served as the Director of Marketing at Cygnus Business Media from 2003 to 2004 and at Penton Media from 2001 to 2003.  She has also worked in the high-tech industry at Metricom, serving as Marketing Programs/Channel Marketing Manager from 1999 to 2001, and Spectra-Physics Lasers, serving as Marketing Communications Specialist from 1991 to 1999.  Ms. Berg received her B.A. in Management from St. Mary’s College in California.

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Bob Brilon joined the Company in December 2013 as Chief Financial Officer and Treasurer and was appointed President effective February 10, 2014. Mr. Brilon served as the Company’s part time Chief Financial Officer and Treasurer from December 12, 2008 to August 2, 2010. From August 2010 to November 2013, Mr. Brilon served as CFO and Executive Vice President of Business Development for Brain State Technologies, a leading system for Brainwave Optimization with Real-Time BalancingTM. Mr. Brilon served as the CEO/CFO for InPlay Technologies (Nasdaq:NPLA), formerly Duraswitch (Nasdaq:DSWT), from 1998 to 2007. Other positions held include CFO at Gietz Master Builders (from 1997 to 1998), Corporate Controller at Rental Service Corp. (NYSE:RRR) from 1995 to 1996, and CFO and VP of Operations at DataHand Systems, Inc. (from 1993 to 1995). Mr. Brilon was CFO at Go-Video (AMEX:VCR) from 1986-1993, manufacturer of the first dual-deck VCR. Mr. Brilon was hired based on his substantial experience with investor relations, capital transactions, SEC reporting, financial and business analysis, merger and acquisition assessment, technology development, and P&L management. Mr. Brilon graduated from the University of Iowa with a Bachelor’s degree in Business Administration. Prior to his experience in the corporate world, Mr. Brilon had CPA certification and accumulated four years of audit and tax experience with “Big Four” accounting firms including McGladrey Pullen, Ernst and Young and Deloitte and Touche.

Richard Gibson joined Iveda in October 2011 as Senior Vice President of Global Sales & Support. Mr. Gibson comes to Iveda with 30 years’ experience in IT, networks, and security. He has held leadership positions in large companies such as IBM and Motorola, as well as in several smaller companies. From 2008 up to just before Mr. Gibson joined Iveda in October 2011, he was Senior Vice President of Sales and Service at SEER Technology, Inc. From 2005 to 2008, Mr. Gibson provided consulting services in sales, marketing, start-up funding, and business plan development to small technology companies. Mr. Gibson worked at CYBERAIR Technologies, Inc. from 2003 to 2005 as Senior Vice President of Sales and Marketing. From 1999 to 2003, he worked for Motorola Global Infrastructure Solutions as Director of Business Development. From 1997 to 1999, Mr. Gibson worked for NETSAFE and INTERCELL in sales and marketing executive roles. Mr. Gibson held sales and marketing management positions at Motorola Government Electronics from 1992 to 1997. He started his professional career at IBM as Senior Market Representative from 1988 to 1992 and Systems Engineer from 1979 to 1988. Mr. Gibson is responsible for Iveda’s strategic sales initiatives in the U.S. and overseas. Mr. Gibson is in charge of establishing and enhancing new sales and customer service methodologies, systems, and organization for international opportunities. Mr. Gibson received his MBA degree at Thunderbird School of International Management in Glendale, Arizona, specializing in the Asia region. He earned his undergraduate Bachelor of Science in International Relations degree from the University of Minnesota in Minneapolis, Minnesota, graduating summa cum laude. He also completed IBM’s Internal Graduate School program at IBM Systems Research Institute.

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 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Iveda’s common stock as of March 31, 2014, for (i) each person known by Iveda to be a beneficial owner of 5% or more of the outstanding common stock of Iveda; (ii) each executive officer and director; and (iii) all directors and executive officers of Iveda as a group. As of March 31, 2014, Iveda had 26,778,357 shares of common stock outstanding, options to purchase 5,638,227 shares of common stock outstanding, and warrants to purchase 4,082,838 shares of common stock outstanding

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (Number of Shares)(1)	Percent of Class
David Ly (3)	Common Stock	3,585,181	13.2%
Luz Berg (4)	Common Stock	1,472,183	5.2%
Bob Brilon (5)	Common Stock	294,696	1.1%
Joseph Farnsworth(6)	Common Stock	731,692	2.7%
Gregory Omi(7)	Common Stock	1,203,859	4.4%
James Staudohar(8)	Common Stock	205,000	*
Robert Gillen (9)	Common Stock	1,546,140	5.8%
Chen-Ho (Alex) Kuo(10)	Common Stock	550,000	2.0%
Alejandro Franco(11)	Common Stock	400,000	1.5%
All directors and officers as a group (12) (2)	Common Stock	9,988,751	32.8%
William A. Walsh (13)	Common Stock	2,100,000	5.8%

*Less than 1%.

(1) Reflects beneficial ownership of securities of Iveda calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes shares held outright and shares issuable upon exercise of options and warrants which are exercisable on or within 60 days after March 31, 2014.
(2) The address for all company officers and directors is c/o Iveda Solutions, 1201 S. Alma School Road, Suite 8500, Mesa, AZ 85210.
(3) Includes options to purchase 400,000 shares which are exercisable on or within 60 days after March 31, 2014.

(4) Includes options to purchase 975,712 shares which are exercisable on or within 60 days after March 31, 2014 and warrants and debentures exercisable or convertible at any time for a total of 496,471 shares.

(5) Includes options to purchase 200,000 shares which are exercisable on or within 60 days after March 31, 2014, and warrants and debentures exercisable or convertible at any time for a total of 94,696 shares which are held indirectly in an IRA.

(6) Includes options to purchase 280,000 shares which are exercisable on or within 60 days after March 31, 2014 and warrants and debentures which are exercisable or convertible at any time for 47,500 shares.

(7) Includes options to purchase 280,000 shares which are exercisable on or within 60 days after March 31, 2014, and warrants and debentures exercisable or convertible at any time for a total of 20,000 shares.

(8) Includes options to purchase 205,000 shares which are exercisable on or within 60 days after March 31, 2014.

(9) Includes options to purchase 150,000 shares which are exercisable on or within 60 days after March 31, 2014, and warrants and debentures exercisable or convertible at any time for a total of 95,000 shares.

(10) Includes options to purchase 250,000 shares which are exercisable on or within 60 days after March 31, 2014.

(11) Includes options to purchase 150,000 shares which are exercisable on or within 60 days after March 31, 2014.

(12) Includes options to purchase 2,890,712 shares which are exercisable on or within 60 days after March 31, 2014, and warrants and debentures exercisable or convertible at any time for a total of 753,667 shares.

(13) The address for Mr. Walsh is 117 North 2nd Avenue, Sterling, Colorado 80751.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission (the “Commission”) initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

We believe that Iveda’s executive officers, directors and 10% stockholders timely complied with their filing requirements during the year ended December 31, 2013, with the following exceptions: on June 5, 2013, Mr. Joe Farnsworth filed an untimely Form 4 with respect to an acquisition of shares acquired on January 23, 2013.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Philosophy and Overview

The Company believes that it is important to design a compensation program that supports the Company’s business strategy. As a result, our compensation program emphasizes performance-based compensation and is designed to support the Company’s business goals, promote short- and long-term growth, and attract, retain, and motivate key talent. The compensation program has three components:

(1) base salary;

(2) bonus awards; and

(3) long-term performance incentives.

The Company believes that our executive officers and other key employees should have a portion of their potential annual compensation tied to our profitability and other Company goals. Additionally, we seek to align the ability to earn long-term incentives directly with the interests of our stockholders through the use of equity-based incentives. The Company strives to ensure compensation is competitive with companies similar to the Company; however, the Company acknowledges that base salaries are currently below market.

Summary Compensation Table

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past two fiscal years awarded to, earned by, or paid to the Company’s principal executive officer, principal financial officer, and each of the most highly compensated executive officers who receive total annual compensation of at least $100,000 (the “Named Executive Officers”). Salary and other compensation for these officers and former officers were set by the Board of Directors. The Company has historically suffered severe shortages in cash and has structured its compensation policies to provide below market rate salaries and focus instead on reward of equity.

Name and Principal Position	Year	Salary	Bonus		Stock awards	Option Awards(2)	Nonequity incentive plan compensation	All other compensation		Total
David Ly Chairman,	2013	$188,965	-0-		-	$19,335	-	$17,487	(5)	$225,787
CEO, President	2012	$135,225	$60,000	(1)	-	$13,491	-	-		$208,716
Luz Berg COO,	2013	$164,427	-0-		-	$9,667	-	-		$174,094
CMO, Secretary	2012	$130,225	$45,000	(1)	-	$6,746	-	-		$181,971
Bob Brilon President, CFO, Treasurer(4)	2013	$9,087	-0-		-	$116,790	-	-		$125,877
Brian Duling	2013	$136,364	-0-		-	-0-	-	-		$136,364
Former CFO, Treasurer(3)	2012	$38,827	$15,000	(1)	-	$52,560	-	-		$106,387

(1) Gross bonuses accrued in 2012 financial statements and paid in 2013.

(2) See Notes 1 and 10 of the Notes to Consolidated Financial Statements in the Company’s amended Annual Report on Form 10-K/A, filed on April 30, 2014 and provided by the Company along with this proxy statement, for information regarding assumptions underlying the valuation of equity awards.

(3) Mr. Duling resigned as the company’s CFO and Treasurer on November 18, 2013.

(4) Mr. Brilon was hired as the Company’s CFO and Treasurer effective December 1, 2013 and appointed President effective February 10, 2014. Mr. Brilon received an annual salary of $157,500 and received options to purchase 300,000 shares of the Company’s common stock upon hire. Upon promotion to President, Mr. Brilon’s annual salary was increased to $180,000 and he received additional options to purchase 100,000 shares of the Company’s common stock.
(5) Represents amount of perquisites for a leased vehicle.

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Outstanding Equity Awards at Fiscal Year Ended December 31, 2013

The following table summarizes the outstanding equity award holdings held by our named executive officers.

Name	Number of Securities Underlying Unexercised Options/ Warrants (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
David Ly, Chairman & CEO	300,000(1) (options)	-	-	$1.00	6/20/21
	50,000(2) (options)	-	-	$1.10	12/18/22
	50,000(9) (options)	-	-	$1.75	12/31/23
Luz Berg, COO, CMO, & Secretary	256,140(3) (warrants)	-	-	$0.10	12/30/16
	240,331(4) (warrants)	-	-	$0.10	9/10/17
	425,712(5) (options)	-	-	$0.10	4/01/18
	500,000(6) (options)	-	-	$1.00	6/20/21
	25,000(2) (options)	-	-	$1.10	12/18/22
	25,000(9) (options)	-	-	$1.75	12/31/23
Bob Brilon, President, CFO & Treasurer	100,000(9) (options)	200,000(7) (options)	-	$1.80	12/01/23
	6,818(8)		-	$1.65	12/20/18
Brian Duling, former CFO & Treasurer	100,000		-	$1.10	8/31/22

(1) The options became fully vested on June 20, 2011.

(2) The options became fully vested on December 18, 2012.

(3) The warrants became fully vested on December 30, 2006.
(4) The warrants became fully vested on September 10, 2007.
(5) The options became fully vested on April 10, 2008.
(6) The options became fully vested on June 20, 2011.

(7) The options will vest with respect to 50% of the underlying shares on December 1, 2014 and the remaining 50% on December 1, 2015.

(8) The warrants were issued with convertible debt purchase on 12/20/13 and are fully vested.

(9) The options were fully vested as of the grant date (December 31, 2013 for Ly and Berg, December 1, 2013 for Brilon).

Equity Compensation Plans

On October 15, 2009, the Company adopted the 2009 Stock Option Plan (the “2009 Option Plan”), with an aggregate of 1,500,000 shares issuable under the plan. The purpose of the 2009 Option Plan was to assume options that had been previously issued in the 2006 and 2008 Option plans under Iveda Corporation after the merger with Charmed Homes. As of December 31, 2013, options to purchase 938,039 shares were outstanding under the 2009 Option Plan.

On January 18, 2010, the Company adopted the 2010 Stock Option Plan (the “2010 Option Plan”), which allowed the Board of Directors to grant options to purchase up to 1,000,000 shares of common stock to directors, officers, key employees, and service providers of the Company. In 2011, the 2010 Option Plan was amended to increase the number of shares issuable under the 2010 Option Plan to 3,000,000 shares and in 2012, the plan was further amended to increase the maximum number of shares that may be issued under the 2010 Option Plan to 13,000,000 shares. The shares under the 2010 Option Plan are registered with the SEC under Forms S-8 filed on February 2, 2010, June 24, 2011 and December 4, 2013. As of December 31, 2013, options to purchase 4,755,283 shares were outstanding under the 2010 Option Plan.

The Company has also periodically issued warrants to purchase shares of common stock as equity compensation to officers, directors, employees, and consultants. As of December 31, 2013, warrants to purchase 3,745,005 shares of common stock were outstanding, all of which were issued either as equity compensation or in connection with financing transactions.

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Option Exercises and Stock Vested

There were no exercises of stock options by any of our named executive officers during the last fiscal year. Other than as described above, the Company has not issued any stock that could vest during the last fiscal year.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

On December 20, 2013, Mr. Brilon, the Company’s President and Chief Financial Officer, purchased a 9.5% Senior Convertible Debenture (the “Debenture”) in the principal amount of $75,000. The Debenture is due and payable three years after the date of issuance and the principal and unpaid interest thereunder is convertible into shares of the Company’s Common Stock at the election of the holder any time prior to the maturity date at a conversion price equal to $1.50 per share, subject to adjustment upon the occurrence of certain events as provided in the Debenture. In connection with the purchase of the Debenture, Mr. Brilon received a warrant to purchase 6,818 shares of Common Stock. The warrant has a term of five years from date of issuance and the exercise price of $1.65 per share is subject to adjustment upon the occurrence of certain events as provided in the warrant. Accordingly, the Company recognized a discount of $2,382 on the principal value of $75,000, which discount is being amortized over the three year term of the debenture, and a discount of $586 with respect to the warrant, which discount is being amortized over the five year term of the warrant.

On March 4, 2014, Mr. Brilon purchased a 9.5% Senior Convertible Debenture in the principal amount of $50,000 with the same terms as the Debenture. In connection with the purchase of this debenture, Mr. Brilon received a warrant to purchase 4,545 shares of Common Stock. The warrant has a term of five years from date of issuance and the exercise price of $1.65 per share is subject to adjustment upon the occurrence of certain events as provided in the warrant. Accordingly, the Company recognized a discount of $1,616 on the principal value of $50,000, which discount is being amortized over the three year term of the debenture, and a discount of $330 with respect to the warrant, which discount is being amortized over the five year term of the warrant.

On June 20, 2012, the Company entered into a separate debenture agreement with one of its Board Members for $200,000. Interest is payable at 12% per annum, payable on the maturity date of June 20, 2013. In connection with the purchase of this debenture, the Company issued warrants to purchase 20,000 shares of the Company stock, at an exercise price of $1.00 per share. Accordingly, the Company recognized a discount of $16,789 on the principal value of the $200,000, which discount was fully amortized by June 30, 2013. On June 20, 2013, the Company paid off in full this debenture which totaled $200,000 plus $24,000 of accrued interest.

On November 19, 2012, the Company entered into a separate convertible debenture agreement with a different Board Member for $100,000. Interest is payable at 10% per annum, payable on the maturity date of May 19, 2013. In connection with the purchase of this debenture, the Company issued warrants to purchase 10,000 shares of the Company Stock, at an exercise price of $ 1.10 per share. The debenture is convertible into shares of Company Common Stock on or before the maturity date, at a conversion rate of $1.10 per share. This debenture was extended through December 2014.

AUDIT COMMITTEE REPORT

The Audit Committee was formed in February 2010 and oversees the Company’s financial reporting process and compliance with the Sarbanes-Oxley Act of 2002 on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Regarding the Company’s fiscal year ending on December 31, 2013, with respect to the Company’s audited financial statements, management of the Company represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed those financial statements with management. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

The Audit Committee received the written disclosures from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence. Discussions With Audit Committees), as modified or supplemented, and discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2013, be included in the Company’s Annual Report on Form 10-K for that fiscal year.

The Audit Committee members for fiscal year 2013 were James Staudohar (Chairman), Joseph Farnsworth and Robert Gillen.

17

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF COMPANY INDEPENDENT PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee has appointed Albert Wong & Co. (“AW”) as independent auditors for the 2014 fiscal year. AW will audit the Company’s consolidated financial statements for the 2014 fiscal year and perform other services. While stockholder ratification is not required by the Company’s Bylaws or otherwise, the Board of Directors is submitting the selection of AW to the stockholders for ratification as a good corporate governance practice. If the stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain AW. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accountant or auditor at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. A vote of the majority of shares represented at the meeting and entitled to vote thereat is required to approve this proposal.

Attendance at Annual Meeting

A representative of AW is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees Billed to the Company in fiscal years 2013 and 2012

The Company paid or accrued the following fees in each of the prior two fiscal years to its independent auditor, AW, and its former principal accountant, Farber Hass Hurley LLP (“FHH”):

Services Provided	2013	2012
Audit Fees(1)	$113,000	$66,000
Audit-Related Fees(2)	$3,860	$15,448
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$116,860	$81,448

(1)	Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC.
(2)	Audit-related fees include fees for professional services reasonably related to the performance of audit services and accounting services, including consultations with management on various audit and accounting matters.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, FHH and AW. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by AW and FHH described above were approved by the Audit Committee.

AW and FHH did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of AW to audit the Company’s books and accounts for the fiscal year ending December 31, 2014.

Recommendation of Board of Directors

The Board of Directors unanimously recommends that you vote FOR the ratification of AW as the Company’s independent auditors.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

General Information Regarding Say on Pay Vote

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd Frank”) added several provisions to the federal securities laws which amended the disclosure rules and forms related to public company disclosure, including provisions which increase stockholder participation with regard to executing certain corporate policies related to the compensation of the Company’s Named Executive Officers. Specifically, Dodd Frank inserted a new section 14A to the Securities Exchange Act which requires that stockholders of the Company vote on a non-binding advisory basis (1) to approve the compensation of the Company’s Named Executive Officers, as set forth above under the heading “Executive Compensation and Other Information,” pursuant to the SEC’s compensation disclosure rules (this vote is referred to herein as “Say on Pay”), and (2) to determine whether Say on Pay votes will occur every one year, every two years, or every three years. The Say on Pay vote is a non-binding advisory vote. Accordingly, the Say on Pay vote may not be construed as overruling the Board of Directors or altering or adding to the fiduciary duties of the Board of Directors with respect to executive compensation issues. However, the Company’s Compensation Committee and Board of Directors value your input and opinion and will consider the results of the Say on Pay vote in determining executive compensation awards. These provisions were applicable to the Company for the first time last year due to the Company’s reduced disclosure requirements based on its status as a “smaller reporting company.” A vote of the majority of shares represented at the meeting and entitled to vote thereat is required to approve this proposal.

Compensation of Named Executives

The compensation policies and practices, as well as detailed information regarding the compensation of the Company’s Named Executive Officers, is set forth in this proxy statement. The Company seeks to maintain a compensation program that emphasizes performance-based compensation in order to support the Company’s business goals, promote short- and long-term growth, and attract, retain and motivate key talent. Because the Company believes that executive compensation should be tied to the profitability of the Company, and because the Company has recognized cash flow shortages, our compensation policies seek to pay below market cash salaries and focus instead on reward of equity. The Company believes that the base salary compensation of its named executives is below market.

Recommendation of Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K and set forth above under the heading “Executive Compensation and Other Information,” including in the compensation tables and the narrative discussion set forth therein.

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STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Company’s 2015 proxy statement. Any such proposal must be received by the Company not later than January 12, 2015. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. Notice of a stockholder proposal submitted outside of the process of Rule 14a-8 will be considered untimely after January 12, 2015. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a stockholder.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any business other than the proposals discussed above that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

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ANNUAL REPORT ON FORM 10-K

A copy of the Company’s amended Annual Report on Form 10-K/A for fiscal year 2013 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2013 with the Securities and Exchange Commission. A stockholder also may obtain a copy of the Company’s amended Annual Report on Form 10-K/A at no charge, or a copy of exhibits thereto for a reasonable charge, by writing to Iveda Solutions, Inc., 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, THE COMPANY HOPES THAT YOU WILL HAVE YOUR STOCK REPRESENTED BY COMPLETING, SIGNING, DATING AND RETURNING YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

IVEDA SOLUTIONS, INC., a Nevada corporation

By:	/s/ David Ly
David Ly, Chief Executive Officer and Chairman

By:	/s/ Bob Brilon
Bob Brilon, President, Chief Financial Officer and Treasurer

May 12, 2014

Mesa, Arizona

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IVEDA SOLUTIONS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Date: June 26, 2014
Time: 10:00 AM (Local Time)
Place: The offices of Iveda Solutions, Inc., 1201 S. Alma School Road, Suite 8500, Mesa, Arizona 85210

Please make your marks like this: ☒ Use dark black pencil or pen only.

1. ELECTION OF DIRECTORS:	FOR	WITHHOLD	Directors Recommend
01 DAVID LY	☐	☐	FOR
02 JAMES D. STAUDOHAR	☐	☐	FOR
03 GREGORY OMI	☐	☐	FOR
04 JOSEPH FARNSWORTH	☐	☐	FOR
05 ROBERT GILLEN	☐	☐	FOR
06 CHEN-HO (ALEX) KUO	☐	☐	FOR
07 ALEJANDRO FRANCO	☐	☐	FOR

Authorized Signatures - This section must be completed for your instructions to be executed.

Please Sign Here ____________ Please Date Above ____________

Please Sign Here ____________ Please Date Above ____________

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Clientid Eventid Mediantcontrolnumber

↑ Please separate carefully at the perforation and return just this portion in the envelope provided. ↑

IVEDA SOLUTIONS, INC.

ANNUAL MEETING OF STOCKHOLDERS
to be held on Thursday, June 26, 2014
for Holders as of April 28, 2014

INTERNET

Go To:
www.proxypush.com/IVDA

- Cast your vote online.
- **Have your Voting Instruction Form ready.**
- Follow the simple instructions to record your vote.

OR

TELEPHONE

CALL 1-855-745-7621

- Use any touch-tone telephone.
- **Have your Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy CARD will be voted (1) "FOR" the election of all directors, (2) "FOR" the ratification of the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014, and (3) "FOR" the advisory vote to approve the Company's executive compensation. The undersigned hereby acknowledges receipt of the Company's Notice of Annual Meeting of Stockholders to be held on June 26, 2014, the Company's Proxy Statement dated May 12, 2014 (and the accompanying proxy card), and the Company's 2013 Annual Report to Stockholders.

All votes must be received by 5:00 PM Eastern Time, June 25, 2014

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PROXY TABULATOR FOR
IVEDA SOLUTIONS, INC.
P.O. BOX 8016
CARY, NC 27512-9903

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CLIENT # Clientid

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Copyright © 2013 Mediant Communications LLC. All Rights Reserved

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PROXY - IVEDA SOLUTIONS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 26, 2014, 10 AM (Local Time)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint David Ly, Luz Berg and Robert Brilon as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated below, all the shares of Common Stock of Iveda Solutions, Inc. (the "Company") held of record by the undersigned on April 28, 2014 (the "Record Date") in connection with the proposals presented at the Company's Annual Meeting of Stockholders to be held on June 26, 2014 at 10 a.m. local time, at 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement dated May 12, 2014, hereby revoking all proxies heretofore given with respect to such shares. The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.

PROXY TABULATOR FOR
IVEDA SOLUTIONS, INC.
P.O. BOX 8016
CARY, NC 27512-9903

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Iveda Solutions, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 26, 2014, for Iveda Solutions, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/IVDA. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below:

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Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2014 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's annual meeting, please make this request on or before May 23, 2014.

For a Convenient Way to VIEW Proxy Materials --- and --- VOTE Online go to: www.proxydocs.com/IVDA

Proxy Materials Available to View or Receive:
1. Combined Annual Report 2. Proxy Statement

Printed materials may be requested by one of the following methods:

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/IVDA	(866) 648-8133	paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

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Iveda Solutions, Inc. Notice of Annual Meeting

Date: Thursday, June 26, 2014
Time: 10:00 AM (Local Time)
Place: The Offices of Iveda Solutions, Inc., 1201 S. Alma School Road, Suite 8500, Mesa, Arizona 85210

The purpose of the Annual Meeting is to take action n the following proposals:

1: ELECTION OF DIRECTORS:

01 DAVID LY
02 JAMES D. STAUDOHAR
03 GREGORY OMI
04 JOSEPH FARNSWORTH
05 ROBERT GILLEN
06 CHEN-HO (ALEX) KUO
07 ALEJANDRO FRANCO

3: TO APPROVE ON A NON-BINDING ADVISORY BASIS THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS.

Copyright ' 2014 Mediant Communications LLC. All Rights Reserved

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